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                        SUPPLEMENT TO THE PROSPECTUS OF
                            TCW GALILEO FUNDS, INC.
                              Dated: March 1, 2000

     Under the sections titled "TCW Galileo Earnings Momentum Fund" and "TCW Galileo Small Cap Growth Fund" on pages 16 and 26, respectively, Charles Larsen is deleted as a portfolio manager.

     Under the section titled "TCW Galileo Large Cap Value Fund" on Page 21, N. John Snider is added as a portfolio manager.

     Under the subsection titled "Portfolio Managers" on page 40 Charles Larsen is deleted and the following individual added:

     N. John Snider                          Managing Director, the Adviser,
                                             TCW Asset Management
                                             Company and Trust Company of
                                             the West since April 2000.
                                             Previously, Mr. Snider was a Vice
                                             President and Portfolio Manager
                                             at Provident Investment Counsel
                                             from October 1998 to April 2000.
                                             Prior to that, he was a portfolio
                                             manager at Arco Investment
                                             Management Company.

July 20, 2000                                          U.S. Equities - I Class